SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                  May 17, 2005


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   001-13638                 13-3711775

---------------------------- --------------------------- -----------------------
(State or other jurisdiction  (Commission file number)      (I.R.S. Employer
    of incorporation or                                    Identification No.)
       organization)

417 Fifth Avenue, New York, New York                                       10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)
  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d- 2(b))
  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.     Entry into a Material Definitive Agreement.

(a) On May 17, 2005, Marvel Enterprises, Inc. (the "Company") and Avi Arad, the Chief Creative Officer of the Company and the Chairman and Chief Executive Officer of the Company's film entertainment subsidiary, Marvel Studios, Inc., entered into an Amended and Restated Employment Agreement which is attached as
Exhibit 10.1. Pursuant to his employment agreement, Mr. Arad has agreed to render his services to the Company for a term of employment expiring on January 1, 2007. Under his employment agreement, Mr. Arad receives a base salary of no less than $1,000,000. Mr. Arad is also eligible for performance-based awards under the 2005 Cash Incentive Compensation Plan (the "2005 Cash Plan"). The Compensation Committee has granted Mr. Arad three awards under the 2005 Cash
Plan: (1) an annual bonus of up to $1,000,000 based on the operating income of the Company; (2) an annual producer fee bonus of up to $1,250,000 based on the achievement of specified worldwide box office receipts by a film produced or executive produced by Mr. Arad; and (3) an annual bonus based on the "net sales" of the Company with a target amount of $2,016,800. These awards are further described in the sections entitled "New Employment Agreement with Mr. Arad" and "New Plan Benefits under the Cash Incentive Plan" of the Company's proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 22, 2005.

(b) In addition, on May 17, 2005, the Company and Avi Arad & Associates, a sole proprietorship owned by Mr. Arad, entered into an Amendment to Master License Agreement which is attached as Exhibit 10.2. The Amendment provides that during the term of the Amended and Restated Employment Agreement, the Company may use any material licensed pursuant to the Master License on a royalty-free basis and without cost of any kind. The Amendment also provides that the term of the Master License will be coterminous with the term of the Amended and Restated Employment Agreement and thereafter that the Company shall have the unilateral right to renew the Master License for successive 3 year terms, in perpetuity, on the terms and conditions of the original Master License.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

              Exhibit No.      Description
              -----------      -----------

              10.1 Amended and Restated Employment Agreement, dated as of May 17, 2005 by and between the Company and Avi Arad

              10.2 Amendment to Master License Agreement, dated as of May 17, 2005 by and between the Company and Avi Arad & Associates



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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARVEL ENTERPRISES, INC.


                                            By: /s/ John Turitzin
                                                --------------------
                                            Name:  John Turitzin
                                            Title: Executive Vice President
                                                   and General Counsel


Date: May 20, 2005

                                  EXHIBIT INDEX


              Exhibit No.      Description
              -----------      -----------

              10.1 Amended and Restated Employment Agreement, dated as of May 17, 2005 by and between the Company and Avi Arad

              10.2 Amendment to Master License Agreement, dated as of May 17, 2005 by and between the Company and Avi Arad & Associates